Fair Value Measurements	12 Months Ended
Oct. 31, 2011
Fair Value Measurements [Abstract]
Fair Value Measurements

(14) Fair Value Measurements

Fair Value of Financial Instruments

The carrying amounts reported in the consolidated balance sheets for cash, trade accounts receivable, other receivables, accounts payable and accrued expenses, including accrued compensation and payroll taxes and the current installments of long-term debt approximate fair value because of the short maturity of these instruments. The carrying value of the Company's note payable to bank and long-term debt, excluding current installments, approximates the fair value based on similar long-term debt issues available to the Company as of October 31, 2011 and 2010. Fair value is defined as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair Value Hierarchy

The Company uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to measurements involving significant unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

  Level 1 inputs are quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.
  Level 2 inputs are inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly.
  Level 3 inputs are observable inputs for the asset or liability.

The level in the fair value hierarchy within which a fair measurement in its entirety falls is based on the lowest level input that is significant to the fair value measurement in its entirety.